Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Diamondback Energy, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 8th day of March, 2021.

Guidon Operating LLC

By:	/s/ Jay Still
Name:	Jay Still
Title:	President and Chief Executive Officer

Guidon FinanceCo LLC

By:	/s/ Jay Still
Name:	Jay Still
Title:	President and Chief Executive Officer

Guidon Energy MidCo II LLC

By:	/s/ Jay Still
Name:	Jay Still
Title:	President and Chief Executive Officer

Guidon Energy MidCo LLC

By:	/s/ Jay Still
Name:	Jay Still
Title:	President and Chief Executive Officer

Guidon Energy Holdings LP
By: Guidon Energy Holdings GP LLC

By:	/s/ Jay Still
Name:	Jay Still
Title:	President and Chief Executive Officer

Guidon Energy Holdings GP LLC

By:	/s/ Jay Still
Name:	Jay Still
Title:	President and Chief Executive Officer

Blackstone Management Associates VII L.L.C.

By: BMA VII L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C.,

its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Blackstone Energy Management Associates II L.L.C.

By: Blackstone EMA II L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C.,

its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BMA VII L.L.C. By: Blackstone Holdings III L.P., its managing member By: Blackstone Holdings III GP L.P., its general partner By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Blackstone EMA II L.L.C.

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C.,

its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Blackstone Holdings III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Blackstone Holdings III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Blackstone Holdings III GP Management L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

The Blackstone Group Inc.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Blackstone Group Management L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Stephen A. Schwarzman

By:	/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman